SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 19, 2002



                     HERITAGE FINANCIAL HOLDING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         000-31825                                      63-1259533
   (Commission File No.)                  (I.R.S. Employer Identification No.)


                              211 Lee Street, N.E.
                             Decatur, Alabama 35601
                    (Address of Principal Executive Offices)


                                 (256) 355-9500
              (Registrant's Telephone Number, Including Area Code)












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Item 7. Financial Statements and Exhibits

(c)  Exhibits.

     (99) Certification  of  Periodic  Financial  Report  Pursuant  to 18 U.S.C.
          Section 1350.


Item 9. Regulation FD Disclosure

     On August 19, 2002, Heritage Financial Holding Corporation (the "Company") submitted to the Securities and Exchange Commission the certification by its chief executive officer and chief financial officer pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company's report on Form 10-Q for the quarter ended June 30, 2002, filed on August 19, 2002. A copy of the certification is attached hereto as an exhibit.

     The Company is furnishing this certification pursuant to the Securities and Exchange Commission's Regulations FD. The certification is furnished pursuant to
Item 9 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     HERITAGE FINANCIAL HOLDING CORPORATION


                               By:  /s/ Harold B. Jeffreys
                                   ---------------------------------------------
                                   Harold B. Jeffreys
                                   Interim President and Chief Executive Officer



Date: August 19, 2002